UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EXCHANGE PLACE ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

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North Square Multi Strategy Fund

A Series of Exchange Place Advisors Trust

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

November 7, 2025

Dear Shareholder:

The enclosed Proxy Statement contains information about the following proposal to be voted on by the shareholders of North Square Multi Strategy Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”), at a special meeting of shareholders of the Fund to be held on December 19, 2025:

Proposal	Shareholders Entitled to Vote
To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and North Square Investments, LLC (“NSI”), including a change to the advisory fee payable by the Fund to NSI thereunder (the “Proposal”)	All shareholders of the Fund

Approval of the Proposal is sought in connection with the proposed acquisition of NSI, through its parent company NSI Holdco, LLC, by Azimut Group, an independent global asset manager based in Milan, Italy via its U.S. subsidiary, Azimut U.S. Holdings Inc. (the “Transaction”). The Transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions. In connection with the Transaction, NSI Holdco, LLC will be renamed Azimut NSI, LLC. The Transaction is not expected to result in any material changes to the day-to-day management of the Fund or NSI or to the Fund’s investment objectives and principal investment strategies. NSI does not anticipate any changes with respect to the services currently provided to the Fund.

The Transaction will be deemed a change of control of NSI, which will cause an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the current investment advisory agreement between the Trust and NSI with respect to the Fund (the “Current Advisory Agreement”) and result in the automatic termination of such agreement, effective as of the closing of the Transaction (the “Closing”). In addition, the Transaction will result in a change of control of the Fund’s sub-adviser, CSM Advisors, LLC (“CSM”), which is an affiliate of NSI. The Transaction also will result in the termination of the sub-advisory agreement between NSI and CSM with respect to the Fund. As a result of the Transaction, a currently unaffiliated sub-adviser to another fund in the Trust, Kennedy Capital Management LLC (“Kennedy Capital”), which is majority-owned by Azimut U.S. Holdings Inc., will become an affiliate of NSI and of CSM, and NSI, CSM and Kennedy Capital will be under the common control of Azimut NSI, LLC.

In order to help ensure that the Fund’s investment program continues uninterrupted, we are asking you to approve the New Advisory Agreement with respect to the Fund so that NSI and CSM can provide advisory services to the Fund after the Closing. The New Advisory Agreement includes a change to the advisory fee structure and rate. As discussed further in the Proxy Statement, the advisory fee for the Fund under the Current Advisory Agreement is 0.50% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments. Under the New Advisory Agreement, the advisory fee for the Fund is 0.20% for all fund assets, regardless of whether they are invested in non-affiliated or affiliated investments.

Other than the change to the advisory fee structure and rate, the New Advisory Agreement has terms which are substantially the same as the Current Advisory Agreement. NSI will enter into a new sub-advisory agreement with CSM to ensure that CSM can continue to provide services to the Fund after the Closing. Shareholder approval is not required for the new sub-advisory agreement pursuant to the Fund’s “manager-of-managers” exemptive relief from the Securities and Exchange Commission.

Under the 1940 Act, the New Advisory Agreement must be approved with respect to the Fund at a meeting of the Fund’s shareholders.

The Board voted unanimously to approve the Proposal. The Board believes that the Proposal is in the best interests of the Fund and its shareholders. The Board recommends that you vote in favor of the Proposal.

The enclosed Proxy Statement contains additional information regarding the Proposal and describes the voting process for shareholders. Please review and consider the enclosed materials carefully, and then please take a moment to vote. The proxy votes will be reported at the special meeting of shareholders scheduled for December 19, 2025. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on December 18, 2025. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (877) 279-2311. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Thank you for your continued support.

Sincerely,

/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

North Square Multi Strategy Fund

A Series of Exchange Place Advisors Trust

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (together with any postponements or adjournments thereof, the “Meeting”) of North Square Multi Strategy Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”) will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on December 19, 2025, at 2:00 p.m., Eastern time, for the purpose of voting on the following proposal (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting:

Proposal	Shareholders Entitled to Vote
To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and North Square Investments, LLC (“NSI”), including a change to the advisory fee payable by the Fund to NSI thereunder	Shareholders of the Fund

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the Proposal.

Holders of record of shares of the Fund at the close of business on October 23, 2025, are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Meeting by proxy. For the Proposal, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood
Secretary

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Meeting in person and vote your shares at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Special Meeting of Shareholders to be held on December 19, 2025. The Notice and accompanying Proxy Statement is available on the Internet at www.OkapiVote.com/NorthSquare. On this website, you also will be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

North Square Multi Strategy Fund

A Series of

Exchange Place Advisors Trust

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2025

YOUR VOTE IS VERY IMPORTANT!

i

IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the background of events leading to the Meeting and the Proposal. The information provided under this section is qualified in its entirety by reference to this Proxy Statement.

Q. Why am I receiving this Proxy Statement?

A. You are receiving this communication because you were a shareholder of the Fund as of the close of business on October 23, 2025 (the “Record Date”). This communication includes this Proxy Statement. It provides you with information you should review before providing voting instructions on the Proposal. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares. At the Meeting, you will be asked to vote on the following Proposal:

Approval of new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and North Square Investments, LLC (“NSI”), including a change to the advisory fee payable by the Fund to NSI thereunder.

The Trust also shall transact such other business as may properly come before the Meeting.

Proposal - To approve the New Advisory Agreement with respect to the Fund with NSI

Q. Why am I being asked to vote on the Proposal?

A. On July 22, 2025, NSI announced that it, through its parent company NSI Holdco, LLC, had entered into a binding agreement to be acquired by Azimut Group, an independent global asset manager based in Milan, Italy via its U.S. subsidiary, Azimut U.S. Holdings Inc., for consideration valued at approximately $160 million, including future contingent consideration if fully realized (the “Transaction”). Azimut Group, a public company listed on the Milan Stock Exchange, is a global organization that serves individuals and businesses in the asset management, wealth management, investment banking and fintech space. The Transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions. Fund shareholders are not being asked to approve the Transaction, only the New Advisory Agreement with respect to the Fund.

The Fund is subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(a)(4) provides, in part, that with respect to an investment company, such as the Fund, any investment advisory agreement, including any sub-advisory agreement, terminates automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser. Such transfer is often referred to as a “Change of Control Event.” The acquisition of NSI, through its parent company, by the Azimut Group will be deemed a Change of Control Event, which will cause an assignment of the current investment advisory agreement between NSI and the Trust, on behalf of the Fund (the “Current Advisory Agreement”), and result in the automatic termination of the Current Advisory Agreement. The Change of Control Event also will result in the termination of the sub-advisory agreement between NSI and CSM Advisors, LLC (“CSM” or the “Sub-Adviser”), the sub-adviser to the Fund (the “Current Sub-Advisory Agreement”). In addition, the Transaction will be deemed a Change of Control Event with respect to CSM, an affiliate of NSI.

Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company.” Because it is proposed that NSI will continue to serve as the investment adviser to the Fund after the closing of the Transaction (the “Closing”), the New Advisory Agreement with respect to the Fund must be approved by Fund shareholders. Accordingly, shareholders are being asked to approve the New Advisory Agreement with respect to the Fund. As discussed in more detail in this Proxy Statement, the Fund’s advisory fee structure and rate under the New Advisory Agreement differs from the Fund’s advisory fee structure and rate under the Current Advisory Agreement. A discussion of the New Advisory Agreement is contained in the “Proposal” section of this Proxy Statement, and the form of the New Advisory Agreement is attached hereto as Appendix A.

NSI will enter into a new sub-advisory agreement with the Sub-Adviser to ensure that the Sub-Adviser can continue to provide services to the Fund after the Closing. Shareholder approval is not required for the new sub-advisory agreement because the Fund is authorized to use a “manager-of-managers” structure pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) to the Trust and NSI. Under the manager-of-managers structure, NSI can select (with the approval of the Board but without shareholder approval) one or more affiliated or unaffiliated sub-advisers to manage the day-to-day investment of the Fund’s assets.

Q. How will I as a Fund shareholder be affected by the Transaction?

A. Your investment in the Fund will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. The Fund’s investment objectives, policies and strategies will not change as a result of the Transaction. In addition, NSI will continue to serve as investment adviser to the Fund and the Sub-Adviser will continue to sub-advise the Fund. The Fund’s portfolio managers are expected to continue in those roles following the Closing. There are not any plans to make significant changes to your Fund as a result of this Transaction. As discussed in the questions below and in the “Proposal” section of this Proxy Statement, the structure and rate of the advisory fee paid by the Fund to NSI will change under the New Advisory Agreement and the expense caps for each of the Fund’s share classes under the expense limitation agreement for the Fund will be lowered.

Q. Will the Fund’s advisory fee structure and rate change under the New Advisory Agreement?

A. Yes. The Fund’s advisory fee rate structure and rate will change under the New Advisory Agreement. The advisory fee payable by the Fund under the Current Advisory Agreement is 0.50% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments. The advisory fee payable under the New Advisory Agreement is 0.20% for all fund assets, regardless of whether they are invested in non-affiliated or affiliated investments.

Q. Why does the New Advisory Agreement include a change to the Fund’s advisory fee structure and rate?

A. NSI, the Fund’s adviser, proposed the change to the Fund’s advisory fee structure and rate because it believes the current advisory fee structure and rate impairs NSI’s ability to market and grow the Fund’s assets as third-party analysts and rating services frequently list the Fund’s management fee as the highest fee level that NSI can be paid (0.50%), and not the Fund’s effective fee rate when taking into account the Fund’s actual investments, which effective fee rate has been in the range of 0.18% - 0.21% during the last four years of operations. For the most recent fiscal year ended May 31, 2025, the Fund’s effective fee rate was 0.21%. In addition, NSI currently manages another fund-of-funds for which it is paid a fee of 0.20% regardless of such fund’s investments and NSI believes that the proposed change to the Fund’s advisory fee structure and rate would harmonize the management fees of both funds as two similar fund-of-funds marketed by NSI. Also, the portfolio managers of both the Fund and the other fund-of-funds managed by NSI are the same and thus have experience in managing any potential conflicts of interest. NSI believes the proposed change to the Fund’s advisory fee structure and rate would also remove the potential conflict of interest in choosing a fund to invest in based upon the fees that can be charged to the Fund.

Q. Will the Fund’s operating expenses increase as a result of the proposed change to the advisory fee rate?

A. The proposed change to the advisory fee structure and rate is not expected to have a material impact on the operating expenses of the Fund. The proposed new advisory fee rate of 0.20% is less than the Fund’s effective advisory fee rate for the most recent fiscal year ended May 31, 2025, which was 0.21%. The effective advisory fee rate for the Fund has been approximately 0.18% to 0.21% over the last four years of operations. NSI believes that fixing the new advisory fee rate at 0.20% for all fund assets should result in a minimal, if any, impact on the Fund’s operating expenses. Please see the “Compensation Paid to the Adviser under the New Advisory Agreement” section of this Proxy Statement for more information regarding the potential impact of the proposed change to the advisory fee structure and rate on the Fund’s operating expenses. NSI has also agreed to amend the current expense limitation agreement in place with respect to the Fund to reduce the expense cap for each share class by 0.05%, from the current expense caps of 1.20% (for its Class A shares) and 1.17% (for its Class I shares) to new expense caps of 1.15% (for its Class A shares) and 1.12% (for its Class I shares), although the Fund is currently operating under its current expense cap for both share classes.

Q. Will the proposed New Advisory Agreement result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?

A. No. The proposed New Advisory Agreement will not result in any changes to the Fund’s investment objective(s) or investment strategy because of the Transaction. Further, the portfolio managers for the Fund are expected to continue in such roles upon the Closing. The investment personnel from the Sub-Adviser will also continue to provide investment services to the Fund, as the Sub-Adviser will continue to manage the Fund pursuant to a new sub-advisory agreement with NSI that is similar to the one currently in place.

Q. How does the proposed New Advisory Agreement with NSI differ from the Current Advisory Agreement with NSI?

A. As described in the “Proposal” section of this Proxy Statement, the proposed New Advisory Agreement with respect to the Fund is identical to the Current Advisory Agreement with respect to the Fund, except for its effective date, two-year initial term and the Fund’s advisory fee structure and rate. The services that the Fund will receive under the New Advisory Agreement are expected to be the same as those provided under the Current Advisory Agreement. Please see the “Proposal” section of this Proxy Statement for a comparison of the New Advisory Agreement and the Current Advisory Agreement.

Q. How does the Board recommend that I vote on the Proposal?

A. At its quarterly meeting on September 23-24, 2025, the Trust’s Board, comprised solely of Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust (“Independent Trustees”), considered whether it would be in the best interests of the Fund and its shareholders to approve the New Advisory Agreement with respect to the Fund, including the change in the Fund’s advisory fee structure and rate, as well as a new sub-advisory agreement with respect to the Fund between NSI and the Sub-Adviser, each to take effect upon the Closing, and, in the case of the New Advisory Agreement with respect to the Fund, subject to shareholder approval of the New Advisory Agreement. At a special meeting held on October 7, 2025, the Board, which is comprised solely of Independent Trustees, unanimously approved the New Advisory Agreement with respect to the Fund and New Sub-Advisory Agreement with respect to the Fund, and unanimously recommended approval of the New Advisory Agreement by the Fund’s shareholders. See the “Board Considerations in Approving the New Advisory Agreement” section of this Proxy Statement.

Q. Is my Fund paying for the Transaction or this proxy solicitation?

A. No. The Fund will not bear any portion of the costs associated with the Transaction. All costs associated with this Proxy Statement and the Meeting, including any such costs, fees and expenses in connection with the preparation, filing, printing and mailing of notices, proxy solicitation materials and other communication (including the costs, fees and expenses of any proxy solicitors) will be borne by NSI.

Q. Will the Transaction be completed if the Proposal is not approved?

A. Provided all other conditions of the Transaction are met as described herein, the Closing will take place even if shareholders of the Fund do not approve the Proposal. If this should happen, the Board of the Fund would consider what additional actions to take, which is likely to include continuing to solicit approval of the Proposal. In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management while solicitation continues if necessary following the Closing. The terms of the interim investment advisory and sub-advisory agreements are identical to those of the corresponding current investment advisory and sub-advisory agreements (including with respect to compensation) except for their date, duration and, in the case of the interim advisory agreement, escrow provisions required by applicable law.

Q. Will the Proposal be implemented if the Transaction is not consummated?

A. No. If the Transaction is not consummated, the Proposal will not be implemented, even if the Proposal is approved by Fund shareholders. This means that if the Transaction is not consummated, the New Advisory Agreement will not take effect for the Fund since there would be no “assignment”, and therefore no termination, of the current advisory agreement with respect to the Fund.

Q. Will the Proposal be implemented before the Closing of the Transaction?

A. No. If approved by shareholders, the Proposal will be implemented as of the Closing of the Transaction.

Q. What will happen if shareholders of the Fund do not approve the proposed New Advisory Agreement with respect to the Fund before consummation of the Transaction?

A. If shareholders of your Fund do not approve the New Investment Advisory Agreement with respect to the Fund prior to the Closing, NSI will continue to provide investment advisory services to your Fund pursuant to an interim investment advisory agreement and the Sub-Adviser will continue to provide sub-advisory services pursuant to an interim sub-advisory agreement. NSI must place its compensation for advisory services during this interim period in escrow, while shareholder approval of the New Advisory Agreement with respect to the Fund is pending. The interim advisory and sub-advisory agreements are identical to the current advisory and sub-advisory agreements, except for the date, term and, with respect to the interim advisory agreement, escrow, provisions required by applicable regulations. The interim advisory agreement will have the same advisory fee structure and rate as the current advisory agreement. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory agreements may not exceed 150 days from the date of the Closing. If the term of the Fund’s interim investment advisory agreement expires before the Fund’s shareholders approve the New Advisory Agreement with respect to the Fund or such agreement is otherwise terminated, the Board will consider what further action is in the best interests of the Fund and its shareholders, including resubmitting the New Advisory Agreement with respect to the Fund to shareholders for approval. The interim sub-advisory agreement also contains a provision providing that its duration may not exceed 150 days from date of the Closing and an agreement by the Sub-Adviser that it will not be paid by NSI until NSI receives its payment under the corresponding interim investment advisory agreement.

General

Q. Who may vote on the Proposal?

A. The Proposal will be voted on by the shareholders of the Fund. Any person who owned shares of the Fund on the Record Date is entitled to vote and shareholders may cast one vote for each share owned and a fractional vote for each fractional share owned on the Record Date. All shareholders of all classes of shares of the Fund will vote together as a single class on the Proposal.

Q. Do I have to participate in the Meeting in order to vote my shares?

A. No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q. What is the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you participate in the Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 11:59 p.m. (Eastern Time) on December 18, 2025.

Q. How can I vote my shares?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;

●	By telephone, using the toll-free number on the enclosed proxy card;

●	Through the Internet, using the website address on the enclosed proxy card; or

●	By participating in the Meeting.

Q. Whom should I contact for additional information or if I have any questions about this Proxy Statement?

A. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (877) 279-2311. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

INTRODUCTION; VOTING INFORMATION

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for voting at the Special Meeting to be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on December 19, 2025, at 2:00 p.m., Eastern time, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Fund on or about November 14, 2025.

At the Meeting, shareholders of the Fund will be asked to vote on the following Proposal:

Proposal	Shareholders Entitled to Vote
To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and North Square Investments, LLC (“NSI”), including a change to the advisory fee payable by the Fund to NSI thereunder (the “Proposal”)	Shareholders of the Fund.

The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on October 23, 2025 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. As of the Record Date, the Fund had 1,581,065.5720 Class A shares issued and outstanding and 405,905.1920 Class I shares issued and outstanding (the “Record Date Outstanding Shares”). All shareholders of all classes of shares of the Fund will vote together as a single class on the Proposal.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Fund. The cost of preparing, printing, filing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by NSI. NSI has retained Okapi Partners LLC (“Okapi”), a third-party proxy vendor, to assist in the proxy solicitation and tabulation. NSI, and not the Fund, will bear all costs related to this Proxy Statement. This includes Okapi’s fees, which are estimated to be approximately $13,250, and include the costs of typesetting, printing, and mailing the proxy materials. NSI will also bear any legal expenses to prepare the proxy materials and other miscellaneous related expenses.

While solicitation will be primarily by mail, certain officers and representatives of the Fund, officers, employees or agents of NSI, officers, employees or agents of Okapi, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or in person.

Revocation of Proxies

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere participation in the Meeting will not revoke a proxy, a shareholder participating in the Meeting may withdraw his or her proxy by written instrument and vote at the meeting. All properly given and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Quorum; Adjournment; Required Vote

The presence at the Meeting, in person or by proxy, of at least one-third (33⅓%) of the Record Date Outstanding Shares of the Fund constitutes a quorum for the transaction of business for the Fund. Thus, the Meeting can only take place if one-third or more of the Record Date Outstanding Shares of the Fund is present in person or represented by proxies.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. No notice of any adjournment of the Meeting with respect to the Fund will be given other than announcement at the Meeting or an adjournment or postponement thereof.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR the Proposal. For purposes of determining the presence of a quorum, abstentions will be treated as shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes will be treated as shares that are present for purposes of quorum, but do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

The affirmative vote of a “majority of the outstanding voting securities” of the Fund present, in person or by proxy, and voting at the Meeting is required for approval of the Proposal. A “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Fund.

If the Proposal is approved by shareholders prior to the Closing, the New Advisory Agreement with respect to the Fund will take effect as of the Closing and NSI will continue to manage the Fund effective upon the Closing. In the event shareholders of the Fund do not approve the Proposal by the Closing, upon the Closing NSI will serve as investment adviser during the period while shareholder approval of the Proposal is pending pursuant to an interim advisory agreement but its compensation during this interim period will be held in escrow (and at the same advisory fee rate under the current advisory agreement). If the Transaction is not consummated, the Proposal will not be implemented, even if approved by shareholders.

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposal.

PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENT

General Information

On July 22, 2025, NSI announced that it, through its parent company NSI Holdco, LLC, had entered into a binding agreement to be acquired by Azimut Group, an independent global asset manager based in Milan, Italy via its U.S. subsidiary, Azimut U.S. Holdings Inc., for consideration valued at approximately $160 million, including future contingent consideration if fully realized (the “Transaction”). The Transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions. In connection with the Transaction, NSI Holdco, LLC will be renamed Azimut NSI, LLC.

NSI currently serves as the investment adviser to the Fund under an investment advisory agreement effective with respect to the Fund as of September 27, 2018, as amended from time to time, between the Trust, on behalf of the Fund, and NSI (the “Current Advisory Agreement”). CSM Advisors, LLC (“CSM” or the “Sub-Adviser”) currently serves as the sub-adviser to the Fund under a sub-advisory agreement between NSI and the Sub-Adviser (the “Current Sub-Advisory Agreement”).

The Current Advisory Agreement will automatically terminate upon the Closing of the Transaction. The Transaction also will result in the termination of the Current Sub-Advisory Agreement. In addition, the Transaction will result in a change of control of CSM, an affiliate of NSI. Also, as a result of the Transaction, a currently unaffiliated sub-adviser, Kennedy Capital Management LLC, which is majority-owned by Azimut U.S. Holdings Inc., will become an affiliate of NSI and of CSM, and NSI, CSM and Kennedy Capital will be under the common control of Azimut NSI, LLC.

It is proposed that NSI will continue to serve as the investment adviser to the Fund after the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Advisory Agreement, the Board, comprised solely of trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), has approved proposed New Advisory Agreement with respect to the Fund, to become effective upon the Closing, subject to shareholder approval. If the New Advisory Agreement with respect to the Fund is approved by Fund shareholders, NSI will continue to serve as investment adviser to the Fund effective upon the Closing. In the event shareholders of the Fund do not approve the New Advisory Agreement with respect to the Fund by the Closing, NSI will serve as investment adviser of the Fund pursuant to an interim advisory agreement, but the advisory fees for its services during this interim period will be placed in escrow, while shareholder approval of the New Advisory Agreement with respect to the Fund is pending. The interim investment advisory agreement has substantially the same terms as the terms of the Current Advisory Agreement (including with respect to the amount of compensation payable), except for its date, duration and escrow provisions, which are required by the 1940 Act. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory and sub-advisory agreements may not exceed 150 days from the Closing. If the Transaction is not consummated, the Proposal will not be implemented, even if approved by shareholders.

Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction whereby NSI will, through its parent company, be acquired by Azimut Group, will constitute a Change of Control Event for NSI, resulting in the automatic termination of the Current Advisory Agreement. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that NSI will continue to serve as the Fund’s investment adviser after the Closing, the proposed New Advisory Agreement with respect to the Fund must be approved by the Fund’s shareholders. If the Transaction is not consummated, the Proposal will not be implemented, even if approved by shareholders.

NSI and the Trust are unaware of any Trustee having any material interest, direct or indirect, in the Transaction.

Section 15(f) of the 1940 Act

NSI intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor advisor), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). NSI has informed the Board that the Adviser believes the Transaction may rely on the safe harbor provided by Section 15(f) of the 1940 Act and therefore, no “unfair burden” will be imposed on the Fund as a result of the Transaction. For a period of at least two years after the Closing, NSI will agree to an expense limitation agreement with the Fund on the same terms as the Fund’s expense limitation agreement currently in place, except it will lower the expense caps for each of its share classes by 0.05%, from the current expense caps of 1.20% (for its Class A shares) and 1.17% (for its Class I shares) to new expense caps of 1.15% (for its Class A shares) and 1.12% (for its Class I shares. In addition, NSI has committed that the Fund will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation. NSI has advised that, while the Fund’s advisory fee structure and rate in the New Advisory Agreement differs from the Fund’s advisory fee structure and rate in the Current Advisory Agreement, such difference is not expected to result in an increase in the Fund’s expense ratio, and could result in a slight decrease in the Fund’s expense ratio. The proposed new advisory fee rate of 0.20% is less than the Fund’s effective advisory fee rate for the most recent fiscal year ended May 31, 2025, which was 0.21%, and the effective advisory fee rate for the Fund has been approximately 0.18% to 0.21% over the last four years of operations. NSI believes any increase resulting from the modified advisory fee structure, when taking into account the Fund’s historic effective advisory fee rate under the current advisory fee structure, would be minimal and could be offset by the lowered expense caps in the post-Closing expense limitation agreement, however the Fund is currently operating under its expense cap for both share classes. In light of these considerations, NSI does not believe that modified advisory fee structure and rate will constitute an “unfair burden” on shareholders.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). The Board currently satisfies such 75% requirement. NSI will use its commercially reasonable efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

NSI serves as the investment adviser to the Fund and is an SEC registered investment adviser. As of October 24, 2025, NSI had approximately $3.03 billion in total assets under management. NSI’s principal office is located at 200 West Madison Street, Suite 2610, Chicago, Illinois 60606. NSI provides investment management services to the Fund under the Current Advisory Agreement. The Current Advisory Agreement was last approved with respect to the Fund by its initial shareholder(s) on or prior to the inception date of the Fund. The Board, comprised solely of Independent Trustees, renewed the Current Advisory Agreement with respect to the Fund on September 23-24, 2025. A discussion of the basis for the Board’s most recent approval of the Current Advisory Agreement with respect to the Fund will be available in the Fund’s N-CSRS shareholder report for the semi-annual period ended November 30, 2025.

It is proposed that NSI continue to provide investment management services to the Fund pursuant to the proposed New Advisory Agreement. As discussed in further detail below, the proposed New Advisory Agreement modifies the Fund’s advisory fee structure and rate. Except for that modification, the terms of the proposed New Advisory Agreement and the Current Advisory Agreement are identical other than its effective date and duration. The comparison below is qualified in its entirety by the form of New Advisory Agreement included in Appendix A, which, other than noted above, is generally identical to the Current Advisory Agreement. Key provisions of the Current Advisory Agreement and proposed New Advisory Agreement are described below:

Advisory Services

The provisions of the New Advisory Agreement relating to services to be provided by NSI are substantially identical to the corresponding provisions in the Current Advisory Agreement with respect to both investment advisory services and non-advisory administrative-related services.

Under both agreements the investment adviser to the Fund supervises investments of the Fund in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Fund’s governing documents. Both agreements require the investment adviser to continuously furnish an investment program for the Fund, including managing the investment and reinvestment of the Fund’s assets, determining what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously reviewing, supervising and administering the investment program of the Fund. The Current Advisory Agreement also permits NSI to appoint a sub-adviser to assume responsibility for these investment advisory services. NSI has appointed the Sub-Adviser to this role via the Current Sub-Advisory Agreement. Pursuant to the Current Sub-Advisory Agreement, the Sub-Adviser has assumed the responsibility of supervising investments of the Fund on behalf of the Fund in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Fund’s governing documents. The New Advisory Agreement grants the same authority for the investment adviser to appoint a sub-adviser.

Advisory Fees and Expense Limitations

Under the Current Advisory Agreement with respect to the Fund, the Fund pays NSI monthly in arrears a fee (the “Management Fee”), calculated at the annual rate of 0.50% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments, in each case, of the aggregate value of its outstanding shares determined as of the last calendar day of each month (before any repurchases of shares and prior to the Management Fee being calculated). The amount paid by the Fund to NSI over the most recently completed fiscal year was $84,766.

NSI has, pursuant to an expense limitation agreement with respect to the Fund (the “Expense Limitation Agreement”), contractually agreed to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses, and the fees and expenses of underlying portfolio funds in which the Fund invests) to 1.20% and 1.17% for its Class A shares and its Class I shares, respectively (the “Expense Caps”). In addition, NSI is permitted to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement from the applicable class or classes of shares (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the applicable Expense Cap. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which NSI deferred a fee or reimbursed an expense. Any such recovery by NSI will not cause the Fund to exceed the Expense Caps or an annual limitation otherwise in effect at the time of recovery.

After the Closing, NSI will continue to be entitled to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement during the period of time NSI served as investment adviser to the Fund prior to the Closing. The Fund’s current operating expenses for the year ended May 31, 2025 were below the Expense Caps for the Fund’s share classes and therefore no advisory fees were waived or expenses reimbursed by NSI under the Expense Limitation Agreement with respect to the Fund for such period.

The advisory fee structure and rate is different in the New Advisory Agreement with respect to the Fund. Under the New Advisory Agreement, the Management Fee will be calculated at the annual rate of 0.20% for all fund assets, regardless of whether they are invested in non-affiliated or affiliated investments. Upon the Closing and approval of the New Advisory Agreement with respect to the Fund, NSI will enter into a new expense limitation agreement with respect to the Fund on the same terms as the current Expense Limitation Agreement, except that the Expense Caps will be lowered from 1.20% and 1.17% for its Class A shares and its Class I shares, respectively to 1.15% and 1.12% for its Class A shares and its Class I shares, respectively. The lowered Expense Caps would be effective until at least September 30, 2029. See “Compensation Paid to the Adviser under the New Advisory Agreement” below for more information regarding impact that approval of the New Advisory Agreement with respect to the Fund would have on the Fund’s advisory fee and operating expenses.

Fund Expenses

Under the Current Advisory Agreement with respect to the Fund and the corresponding New Advisory Agreement with respect to the Fund, the Fund bears all expenses not expressly assumed by NSI incurred in the operation of the Fund and the offering of its shares, including without limitation: (i) fees payable to NSI pursuant to the advisory agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees, and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and NSI); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others.

Liability and Indemnification

Under the Current Advisory Agreement and the New Advisory Agreement, NSI will not be liable for any error of judgment or mistake of law, or for any loss suffered by NSI or by the Trust, in connection with the performance of agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on NSI’s part in the performance of its duties or from reckless disregard by it of its duties under the agreements.

With respect to indemnification, the Current Advisory Agreement and the New Advisory Agreement provide that: (i) NSI will indemnify the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from NSI’s willful misfeasance, bad faith or gross negligence in connection with the performance of NSI’s obligations under the agreement, or from NSI’s reckless disregard of its obligations and duties under the agreement and (ii) the Trust will indemnify and hold harmless NSI from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of NSI’s obligations under the agreement, or from the Trust’s reckless disregard of its obligations and duties under the agreement.

Term and Termination

The Current Advisory Agreement became effective with respect to the Fund as of September 27, 2018 and continued in effect for a period of two years. Thereafter, if not terminated, the Current Advisory Agreement with respect to the Fund continues in effect with respect to the Fund from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also separately approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement is terminable without penalty, on sixty (60) days’ prior written notice: by the Trust’s Board; by vote of a majority of the outstanding voting securities of the Fund; or by NSI. The Current Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The provisions of the New Advisory Agreement relating to the term and termination of the New Advisory Agreement are substantially the same as the corresponding provisions of the Current Advisory Agreement, other than the initial term of the New Advisory Agreement with respect to the Fund which will be two years given that such agreement will be approved as a new agreement by the Board and the shareholders of the Fund.

Compensation Paid to the Adviser under the New Advisory Agreement

Comparison of Compensation Paid under the Current Advisory Agreement and the New Advisory Agreement. The table below sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the fiscal year ended May 31, 2025. Assuming the New Advisory Agreement with respect to the Fund was in place for the fiscal year ended May 31, 2025, the pro forma fees are shown below.

Actual Aggregate Fees for Fiscal Year Ended May 31, 2025 Under Current Advisory Agreement	Pro Forma Aggregate Fees for Fiscal Year Ended May 31, 2025 under New Advisory Agreement	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Fiscal Year Ended May 31, 2025
$84,766	$80,728	-$4,038 (-4.76%)

Comparative Fee Table and Expense Example

Set forth below for the Fund are a comparative fee table and expense example. These are intended to help you understand the impact that approval of the New Advisory Agreement with respect to the Fund would have on the Fund’s operating expenses in connection with each current share class of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Expense Example below.

Fee Table. The fee table shows, for the fiscal year ended May 31, 2025, what the Fund’s operating expenses were with the Current Advisory Agreement with respect to the Fund in effect and the pro forma expenses for each current share class of the Fund if the New Advisory Agreement with respect to the Fund had been in effect for the fiscal year ended May 31, 2025.

	Class A Shares Under Current Advisory Agreement	Class I Shares Under Current Advisory Agreement	Pro Forma Class A Shares Under New Advisory Agreement	Pro Forma Class I Shares Under New Advisory Agreement
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.75%	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	None	None[1]	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[2]	0.21%	0.21%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	None	0.25%	None
Other Expenses
Shareholder Service Fee	0.10%	0.10%	0.10%	0.10%
All Other Expenses	0.44%	0.44%	0.44%	0.44%
Acquired Fund Fees and Expenses[3]	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses[4]	1.58%	1.33%	1.57%	1.32%

1	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2	Under the Current Advisory Agreement, NSI does not receive management fees for Fund assets invested in other series of the Trust advised by NSI (“affiliated investment companies”). NSI receives management fees of 0.50% for Fund assets invested in non-affiliated investment companies. NSI expects a majority of the Fund’s assets to be invested in affiliated investment companies. Under the New Advisory Agreement, NSI will receive a management fee of 0.20% for all Fund assets.
3	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
4	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Expense Example. This Example is intended to help you compare the cost of investing in the Fund under the Current Advisory Agreement with respect to the Fund to the cost of investing in the Fund under the New Advisory Agreement with respect to the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years	Five Years	Ten Years
Current - Class A Shares under the Current Advisory Agreement	$726	$1,045	$1,386	$2,345
Current - Class I Shares under the Current Advisory Agreement	$135	$421	$729	$1,601
Pro Forma - Class A Shares under the New Advisory Agreement	$726	$1,042	$1,381	$2,335
Pro Forma - Class I Shares under the New Advisory Agreement	$134	$418	$723	$1,590

Portfolio Management Continuity at Closing

Following the Transaction, it is expected that the Sub-Adviser will continue to manage the day-to-day operations of the Fund and there will be no change to the Fund’s portfolio management. the Transaction will result in a change of control of the Sub-Adviser, which is an affiliate of NSI.

Sub-Advisory Agreement

NSI has currently engaged the Sub-Adviser to manage the Fund. The Transaction will be deemed a Change of Control Event with respect to NSI’s affiliated sub-adviser, CSM. The Current Sub-Advisory Agreement will terminate upon the Closing under applicable regulations. As a result, at the October 2025 Board Meeting (defined below), the Board, comprised solely of Independent Trustees, considered and unanimously approved a new sub-advisory agreement between NSI and the Sub-Adviser (the “New Sub-Advisory Agreement”) with respect to the Fund, which will be contingent upon shareholder approval of the proposed New Advisory Agreement with respect to the Fund. Shareholder approval is not required for the New Sub-Advisory Agreement under the manager of managers exemptive relief that the Fund and NSI have previously received.

The New Sub-Advisory Agreement with respect to the Fund is substantially identical to the Current Sub-Advisory with respect to the Fund Agreement, except that, similar to the advisory fee structure and rate change in the New Advisory Agreement, the sub-advisory fee rate for the Fund that will be paid by NSI to the Sub-Adviser pursuant to the New Sub-Advisory Agreement will change. The sub-advisory fee paid with respect to the Fund by NSI to the Sub-Adviser under the Current Sub-Advisory Agreement is 0.25% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments. The sub- advisory fee to be paid respect to the Fund by NSI to the Sub-Adviser under the New Sub-Advisory Agreement will be 0.14% for all fund assets, regardless of whether they are invested in non-affiliated or affiliated investments.. If shareholders of the Fund do not approve the New Advisory Agreement respect to the Fund prior to the Closing, the Sub-Adviser will provide sub-advisory services to the Fund under an interim sub-advisory agreement approved by the Board to permit continuity of management while solicitation of votes under this Proxy Statement continues. The terms of the interim sub-advisory agreement are identical to those of the Current Sub-Advisory Agreement except for the effective date, duration and the Sub-Adviser’s agreement that it will not be paid by NSI until NSI receives its payment under the corresponding interim investment advisory agreement.

Additional Information About NSI

The name and principal occupation of each executive officer of NSI is listed below. The address of each officer 200 West Madison Street, Suite 2610, Chicago, Illinois 60606.

Officer	Position
Mark Goodwin	Chief Executive Officer
Alan Molotsky	Senior Managing Director; General Counsel
Philip Callahan	Senior Managing Director
Brad Cox	Chief Financial Officer
Ulf Skreppen	Chief Operating Officer; Chief Compliance Officer

Board Considerations in Approving the New Advisory Agreement

The Board, comprised solely of Independent Trustees, considered the approval of the New Advisory Agreement with respect to the Fund at a special meeting of the Board held on October 7, 2025 (the “October 2025 Board Meeting”) and at the quarterly meeting of the Board held on September 23-24, 2025 (the “September 2025 Board Meeting,” and, together with the October 2025 Board Meeting, the “Board Meetings”).

In connection with the Board’s consideration of the New Advisory Agreement with respect to the Fund, the Board received written materials in advance of the Board Meetings, which included information regarding:

●	The Transaction: information about the structure and material terms and conditions of the Transaction, including the expected impact, if any, on the business conducted by NSI.

●	Impact of the Transaction: information regarding any changes to personnel and/or other resources of NSI as a result of the Transaction.

●	Impact of the Transaction on the Fund and its Shareholders: (i) information regarding any potential benefits to the Fund as a result of the Transaction; (ii) a representation that the Fund will not bear any expenses, directly or indirectly, in connection with the Transaction; and (iii) confirmation that NSI intends to continue to be the investment adviser for the Fund, and the Sub-Adviser intends to continue be the investment sub-adviser to the Fund and to manage the Fund in a manner consistent with its current investment objective and principal investments strategies.

With respect to the New Advisory Agreement respect to the Fund, the Board considered: (i) a representation that, after the closing of the Transaction, NSI would continue to be the investment adviser for the Fund, the Sub-Adviser would continue to be the investment sub-adviser for the Fund, and the Fund would continue to be managed by the Sub-Adviser’s personnel and the same portfolio manager(s) were expected to continue to manage the Fund; (ii) information regarding the terms of the New Advisory Agreement, including that, other than the modification to the Fund’s advisory fee structure and rate, the other terms are substantially similar to those of the Current Advisory Agreement; (iii) assurances that the Transaction was not expected to cause any diminution with respect to the nature, extent and quality of any of the services provided to the Fund by NSI as a result of the Transaction; and (iv) that no other material changes to management or operations of NSI were anticipated.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders in connection with the New Advisory Agreement respect to the Fund, the Board took into account information furnished at prior meetings of the Board, including the September 2025 Board Meeting, at which the Board renewed the Current Advisory Agreement respect to the Fund, that was relevant to its consideration of the New Advisory Agreement respect to the Fund. At the September 2025 Board Meeting, the Board received information regarding (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management and other personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

In connection with its review of the New Advisory Agreement respect to the Fund, the Board requested, and NSI provided, any updates to the foregoing information that was provided by NSI in connection with the most recent renewal of the Current Advisory Agreement respect to the Fund at the September 2025 Board Meeting. In addition, in connection with its consideration of the New Advisory Agreement respect to the Fund, the Board requested and reviewed responses from NSI to a diligence questionnaire regarding the Transaction. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by NSI during the course of the year, to evaluate the New Advisory Agreement with respect to the Fund.

At the Board Meetings, the Board met with representatives of NSI who made a presentation to, and responded to questions from, the Board with respect to the Transaction and the New Advisory Agreement. The Board requested and received any applicable updates with respect to the information the Adviser reviewed and discussed NSI’s Section 15(c) response and discussed various questions and information with representatives of NSI at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of NSI provided at the Board Meetings concerning the New Advisory Agreement. Throughout the process, the Board had numerous opportunities to ask questions of, and request additional materials from, NSI. The Board met in executive sessions with independent counsel at which no representatives of management were present to consider the approval of the New Advisory Agreement with respect to the Fund.

The Board also took into account information reviewed by it at the Board Meetings that was relevant to its consideration of the New Advisory Agreement respect to the Fund, including certain performance, advisory fee and other expense information and discussions with the Fund’s portfolio managers, as well as such additional information it deemed relevant and appropriate in its judgment. The Board noted that the information received and considered by the Board was both written and oral.

In determining whether to approve the New Advisory Agreement respect to the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Advisory Agreement with respect to the Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Advisory Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Advisory Agreement and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the New Advisory Agreement with respect to the Fund is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of the Fund’s advisory arrangements at the September 2025 Board Meeting and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of services being provided to the Fund by NSI under the New Advisory Agreement. The Board considered the services historically provided by NSI to the Fund and its shareholders under the Current Advisory Agreement and noted that the New Advisory Agreement will be substantially similar to the Current Advisory Agreement with respect to the services to be provided to the Fund. The Board noted the non-investment advisory services being provided by NSI, including the supervision and coordination of the Fund’s service providers and the provision of related administrative and other services. The Board also considered NSI’s reputation, organizational structure, resources and overall financial strength, including economic and other support provided by affiliates of NSI, if any, its willingness and commitment to consider and implement organizational and operational changes designed to enhance services to the Fund.

Based on the information provided by NSI, including that NSI currently expected no material changes as a result of the Transaction in (i) personnel or operations of NSI or (ii) third parties providing operational services to the Fund, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders were very likely to continue under the New Advisory Agreement. The Board considered NSI’s expectation that the Fund may benefit from the expanded distribution resources that would become available to NSI following the Transaction. The Board also noted NSI’s view that no “unfair burden” would be imposed on the Fund as a result of the Transaction. Consequently, the Board concluded that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided by NSI to the Fund and its shareholders.

In addition, the Board considered NSI’s professional personnel who provide or will provide services to the Fund, including NSI’s ability and experience in attracting and retaining qualified personnel to service the Fund. In addition, the Board considered the compliance programs and compliance records and regulatory history of NSI. The Board noted NSI’s support of the Fund’s compliance control structure, including the resources that are devoted by NSI in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of NSI to address cybersecurity risks and invest in business continuity planning. The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of NSI and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered NSI’s policies and procedures, including the Trust’s CCO’s review and evaluation of these policies and procedures, and that the CCO found them to be satisfactory. The Board also noted that it met separately, in executive session, with the CCO on a regular basis.

The Board considered the Fund’s ongoing and proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that NSI has under this structure, including, but not limited to, monitoring and evaluating the performance of the Sub-Adviser, monitoring the Sub-Adviser for adherence to the stated investment objectives, strategies, policies and restrictions of the Fund, and supervising the Sub-Adviser with respect to the services that the Sub-Adviser provides under the Current Sub-Advisory Agreement respect to the Fund, as well as the services to be provided under the New Sub-Advisory Agreement respect to the Fund. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and significant risks assumed by NSI and not delegated to or assumed by the Sub-Adviser in connection with the services provided to the Fund. These responsibilities and risks include entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk. The Board also considered the process used by NSI, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Current Advisory Agreement. In addition, the Board considered its familiarity with NSI’s personnel obtained from the Board’s oversight of the Fund, as well as the affiliation between NSI and the Sub-Adviser and any potential conflicts of interest. The Board also took into account NSI’s discussion of the organizational structure of the Sub-Adviser and the services to be provided to the Fund.

The Board also considered Azimut Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of NSI is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by NSI, the Board concluded that Azimut Group’s acquisition of NSI could potentially enhance the nature, quality, and extent of services provided to the Fund and its shareholders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by NSI, taken as a whole, are appropriate and consistent with the terms of the New Advisory Agreement respect to the Fund. In addition, the Board concluded that the Fund was likely to benefit from services to be provided under the New Advisory Agreement respect to the Fund.

Fund Performance. In considering the performance of the Fund, the Board noted that changes are not expected to be made to the Fund’s portfolio manager(s) or investment strategies as a result of the Transaction. The Board reviewed the performance of the Fund for the different time periods presented in the Board meeting materials and throughout the year. The Board considered various data and materials provided by NSI concerning Fund performance, including a comparison of the investment performance of the Fund to its benchmark (or index), as well as comparative fee information provided by the Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of the Fund to a universe of peer funds.

The Board received information at the Board Meetings, and throughout the year, concerning, and discussing factors contributing to, the performance of the Fund relative to its benchmark(s) and universes for the relevant periods. The Board evaluated the explanations for any relative underperformance of the Fund during these periods, as well as to investment decisions and global economic and other factors that affected the Fund’s investment performance and whether the Fund had performed as expected over time, as well as any plans to address underperformance, if applicable. The Board also noted NSI’s discussion of any differences in the investment strategies of the Fund relative to its peer universe. The Board generally considered longer-term performance to be more important than short-term performance and also took into account factors including general market conditions; the “style” in which the Fund is managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how selecting different time periods for performance calculations can produce significantly different results in terms of the Fund’s returns and peer ranking on a relative basis. The Board further acknowledged that longer-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered that variations in performance among the Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Based on these considerations, the Board concluded that NSI would continue to have the capability of providing satisfactory investment performance for the Fund.

Advisory Fees and Expenses. The Board reviewed and considered the advisory fee rate that will be paid to NSI under the New Advisory Agreement with respect to the Fund and the Fund’s total net expense ratio. The Board noted that the advisory fee rate to be paid by the Fund to NSI under the New Advisory Agreement was different from the advisory fee rate paid by the Fund to NSI under the Current Advisory Agreement. Under the Current Advisory Agreement, NSI is paid 0.50% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments. Under the New Advisory Agreement, NSI will be paid 0.20% for all fund assets, regardless of what they are invested in.

The Board considered NSI’s reasons for proposing the modification to the advisory fee structure and rate, including NSI’s belief that the current advisory fee structure and rate impairs NSI’s ability to market and grow the Fund’s assets as third-party analysts and rating services frequently list the Fund’s management fee as the highest fee level that NSI can be paid (0.50%), and not the Fund’s effective fee rate when taking into account the Fund’s actual investments, which fee rate was 0.21% for the most recent fiscal year ended May 31, 2025 and has been in the range of 0.18% - 0.21% over the last four years of operations. The Board also considered NSI’s statement that it currently manages another fund-of-funds for which it is paid a fee of 0.20% regardless of such fund’s investments and NSI’s belief that the proposed change to the Fund’s advisory fee structure and rate would harmonize the management fees of both funds as two similar fund-of-funds marketed by NSI. In addition, the Board noted NSI’s statement that the portfolio managers of both the Fund and the other fund-of-funds managed by NSI are the same and thus have experience in managing any potential conflicts of interest. The Board also considered NSI’s belief that the proposed change to the Fund’s advisory fee structure and rate would also remove the potential conflict of interest in choosing a fund to invest in based upon the fees that can be charged to the Fund.

The Board also considered NSI’s belief that the proposed change to the advisory fee structure and rate is not expected to have a material impact on the operating expenses of the Fund. In that regard, the Board noted NSI’s statement that the proposed advisory fee rate of 0.20% was less than the Fund’s effective advisory fee rate for the most recent fiscal year ended May 31, 2025 and noted that the Fund’s effective advisory fee rate had been approximately 0.18% to 0.21% over the last four years of operations. The Board considered NSI’s belief that fixing the new advisory fee rate at 0.20% for all fund assets should result in a minimal, if any, impact on the Fund’s operating expenses. The Board also considered NSI’s agreement to amend the current expense limitation agreement in place with respect to the Fund to reduce the expense cap for each share class by 0.05% from the current expense caps of 1.20% (for its Class A shares) and 1.17% (for its Class I shares) to new expense caps of 1.15% (for its Class A shares) and 1.12% (for its Class I shares), although the Board noted that the Fund is currently operating under its expense cap for both share classes.

The Board reviewed information in the Broadridge Report comparing the Fund’s current effective advisory fee rate and total expense ratio relative to a group of its peer funds. The Board also compared the proposed advisory fee rate to be paid by the Fund under the New Advisory Agreement to the rates paid by the group of its peer funds. While the Board recognized that comparisons between the Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the Fund’s advisory fees and total expense ratio.

The Board also took into account management’s discussion of the Fund’s expenses and also noted certain cost savings initiatives implemented by NSI with respect to the Fund. The Board also noted that NSI had entered into fee waiver and expense reimbursement arrangements with respect to the Fund, and NSI agreed to continue such arrangements under the New Advisory Agreement with the expense cap for each share class lowered by 0.05%. The Board noted that the Fund’s current operating expenses for the year ended May 31, 2025 were below the Expense Caps for the Fund’s share classes and therefore no advisory fees were waived or expenses reimbursed by the Adviser for such period under the fee waiver and expense reimbursement arrangements with respect to the Fund. The Board took into account the factors that NSI reported that contributed to any expenses that were relatively higher than the peer group comparative data.

The Board also received and considered information about the portion of the advisory fee that is currently being retained, and under the New Sub-Advisory Agreement respect to the Fund will be retained, by NSI after payment of the fee to the Sub-Adviser for sub-advisory services. The Board noted that, similar to the Fund advisory fee rate change in the New Advisory Agreement, the sub-advisory fee rate with respect to the Fund that will be paid by NSI to the Sub-Adviser pursuant to the New Sub-Advisory Agreement will change to a single rate to be paid by NSI for all fund assets, regardless of what they are invested. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by NSI and not delegated to or assumed by the Sub-Adviser, and about NSI’s on-going oversight services. The Board also considered that the sub-advisory fees being paid to the Sub-Adviser were paid by NSI and not the Fund. The Board considered NSI’s explanation that the sub-advisory fees are priced at a competitive level. The Board considered and evaluated the fact that the Sub-Adviser is affiliated with NSI.

The Board also noted NSI’s representation that the services to be provided to the Fund are not duplicative of the advisory services provided to the underlying funds in which the Fund may invest.

Based on the foregoing expense data and information provided by NSI, the Board concluded that none of the Transaction, the New Advisory Agreement respect to the Fund or the New Sub-Advisory Agreement respect to the Fund would likely have an adverse effect on the Fund’s expenses because (i) NSI does not believe the modification of the advisory fee structure and rate will result in a meaningful increase to the Fund’s expense ratio and could, in fact, result in a decrease to the Fund’s expense ratio, (ii) the Board was assured by NSI that, other than decreasing the expense cap for each share class by 0.05%, they had no current intention to change NSI’s existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) NSI had committed to pay all costs related to the proxy solicitation, and (iv) NSI represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Fund for the first two years after the Closing. In addition, based on information provided by NSI, the Board concluded that NSI would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Fund under the New Advisory Agreement as is the case under the Current Advisory Agreement. The Board also concluded that Azimut Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in NSI to the extent that Azimut Group determined it was appropriate.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation payable to NSI under the New Advisory Agreement with respect to the Fund was reasonable.

Profitability. The Board received and considered information concerning NSI’s costs of sponsoring the Fund and the profitability to NSI and its respective affiliates from providing services to the Fund. The Board noted that the levels of profitability may be affected by numerous factors. The Board considered that the sub-advisory fees would be paid by NSI and not the Fund.

At the September 2025 Board Meeting, the Board reviewed profitability analyses prepared by NSI and considered the total profits of NSI from its relationship with the Fund. At the September 2025 Board Meeting, the Board found that the management fees charged to the Fund under the Current Advisory Agreement were reasonable in light of the services rendered and the level of profitability of NSI. At the October 2025 Board Meeting, NSI advised the Board that NSI did not expect the Transaction to materially affect the overall profitability of NSI compared to the level of profitability considered during the September 2025 Board Meeting because NSI advised the Board that the methodology followed in allocating costs for the purpose of determining profitability will remain substantially the same following the Closing, and because services and costs as a result of the Transaction were expected to be substantially the same. The Board also considered that NSI does not expect that the amount it will be paid by the Fund will increase in any material respect as a result of the amended advisory fee structure and rate under the New Advisory Agreement with respect to the Fund. Accordingly, the Board concluded that NSI’s and its affiliates’ profitability, if any, from its respective relationships with the Fund, after taking into account a reasonable allocation of costs, would continue to not be excessive.

Economies of Scale. The Board considered the potential for NSI to experience economies of scale in the provision of advisory services to the Fund as the Fund grew. The Board considered that NSI may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board also took into account management’s discussion of the Fund’s proposed new fee structure and rate under the New Advisory Agreement with respect to the Fund. The Board also considered the effect of the Fund’s growth in size on its performance and fees and that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Board concluded that, especially in light of the current stage of development of the Fund, NSI’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

“Fall-Out” Benefits. The Board acknowledged that NSI would continue to benefit from potential “fall-out” or ancillary benefits that NSI and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in NSI’s business as a result of its relationships with the Fund. Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by NSI and its affiliates to be unreasonable.

Conclusion. At the October 2025 Board Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, comprised solely of Independent Trustees, concluded that the approval of the New Advisory Agreement with respect to the Fund, included the revised advisory fee rate payable to NSI thereunder, was in the best interest of the Fund and its shareholders.

Board Recommendation for Proposal

The Board, COMPRISED SOLELY OF Independent Trustees, believes that the Proposal to approve the New Advisory Agreement WITH RESPECT TO THE FUND is in the best interests of THE Fund and its shareholders.

The Board unanimously recommends that you vote FOR the Proposal to approve the New Advisory Agreement WITH RESPECT TO THE FUND.

ADDITIONAL INFORMATION

Other Matters to Come Before the Meeting

The Board and management of the Fund are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Administrator

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s administrator, fund accountant and transfer agent.

Distributor

Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, ME 04101, serves as principal underwriter and acts as the Fund’s distributor in connection with the offering of Fund shares.

Affiliated Brokerage

During the Fund’s most recently completed fiscal year, the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, NSI, the Fund’s sub-adviser, the Fund’s administrator or the Fund’s distributor.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the Trust, as of the Record Date, (i) no trustee of the Trust and no “named executive officer” of the Trust (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of the Fund, and (ii) all trustees and executive officers of the Fund owned, as a group, less than 1% of the outstanding shares of each class of the Fund.

As of the Record Date, the persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund are listed on Appendix B.

Other Payments to Affiliates

During the Fund’s most recently completed fiscal year, the Fund made no material payments to NSI, the Sub-Adviser, or any affiliated person of NSI or the Sub-Adviser for services provided to the Fund other than for services provided pursuant to the Current Advisory Agreement and Current Sub-Advisory Agreement with respect to the Fund.

Shareholder Reports

Copies of the Fund’s most recent annual and semi-annual shareholder reports have previously been made available to shareholders. The Trust will furnish to any shareholder upon request, without charge, a copy of any of the Fund’s most recent shareholder reports or filings, including financial statements. These documents may be obtained by contacting the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or calling 1-855-551-5521. The Fund’s annual and semi-annual reports to shareholders may be viewed, free of charge, on the SEC’s website (http://www.sec.gov).

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust at the following address: Board of Trustees, Exchange Place Advisors Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Any shareholder communication must be in writing and be signed by the shareholder. The Secretary will review and organize all properly submitted shareholder communications. The Secretary will either (i) provide a copy of the communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board in certain circumstances.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by contacting the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM. TO ENSURE THAT YOUR VOTE IS COUNTED, YOUR EXECUTED PROXY CARD MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON DECEMBER 18, 2025.

/s/ Ian Martin
Ian Martin,
President and Principal Executive Officer

Date: November 7, 2025

APPENDIX A

FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT BETWEEN

EXCHANGE PLACE ADVISORS TRUST AND
NORTH SQUARE INVESTMENTS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [ ], is entered into by and between Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as may be amended from time to time (each a “Fund”), and North Square Investments, LLC, a Delaware Limited Liability Company (the “Adviser’’).

WITNESSETH:

WHEREAS, each Fund is a series of the Trust having its own investment objective or objectives, policies, limitations and separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and

WHEREAS, the Trust, on behalf of each Fund, desires to retain the Adviser to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser agrees to serve as the investment adviser for each Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Funds pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”);

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2. DUTIES OF THE ADVISER.

(a) Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:

(i) act as investment adviser for each Fund and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii) develop and provide the investment program for each Fund, including determining what portion of each Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii) arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of each Fund;

(iv) monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(v) provide recommendations to the Board from time to time regarding each Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi) provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii) keep the Trust and Board fully informed with regard to each Fund’s investment performance and investment mandate compliance; and

(viii) furnish the Trust and Board with such other documents and information as the Trust may from time to time reasonably request.

(b) In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of each Fund that are not (1) provided by employees of, or other agents engaged by, the Trust or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:

(i) Coordinating and supervising, together with the Trust’s Administrator, all aspects of the Trust’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Funds auditors, counsel and other parties performing services or operational functions for the Funds, as well as serving as the primary liaison between such service providers and the Board;

(ii) providing office space, equipment, office supplies and other facilities, including for Board and Board Committee meetings and records of the Funds;

(iii) coordinating and overseeing the preparation and filing with the Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable law;

(iv) overseeing and assisting in the preparation of all general or routine shareholder communications;

(v) supervising and monitoring the pricing process, including calculating the Funds’ net asset value(s), assisting in the fair valuation of all assets of the Funds for which market quotations are not readily available or as otherwise required with the Investment Company Act of 1940, as amended (the “1940 Act”), or the Trust’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers;

(vi) arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Trust;

(vii) coordinating, preparing and distributing, as applicable, materials for Board and Board Committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of the Fund’s Investment Advisory Agreement, any Sub-Advisory Agreement, and related agreements;

(viii) overseeing and monitoring the Funds’ compliance with their policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix) administering the Funds’ code of ethics and reporting to the Board on compliance therewith;

(x) assisting, as relevant, the Funds in connection with regulatory examinations, inspections or investigations of the Funds;

(xi) monitoring, budgeting, approving and arranging for payment of expenses of the Funds;

(xii) monitoring Board compliance with personal trading guidelines;

(xiii) overseeing the Trust’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any:fidelity bonds and related notices with the Securities and Exchange Commission (the “SEC”) as required by the 1940 Act;

(xiv) assisting the Funds with their obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Funds so that it may be included in financial information certified by Fund officers in applicable filings;

(xv) overseeing the maintenance of the Trust’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xvi) overseeing the administration and implementation of the Funds’ privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvii) implementing and maintaining a business continuation and disaster recovery program for the Funds;

(xviii) arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xix) maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xx) performing due diligence on the Trust’s third-party service providers and negotiating service agreements with those third-parties; and

(xxi) providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3. SUB-ADVISERS AND SUB-CONTRACTORS.

(a) The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.

(b) To the extent the Adviser delegates any of its duties under this Agreement with respect to a Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of any sub-advised Fund. With respect to any sub-advised Fund, the Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more sub-advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities with respect to any sub-advised Fund shall include:

(i) Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

(ii) Assessment of each Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii) Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv) Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v) Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of a Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi) Analyzing/researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii) Monitoring each Sub-Adviser’s voting of proxies with respect to the applicable Funds’ portfolio holdings;

(viii) Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4. REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:

(a) shall, in all matters, give to the Trust and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents may be amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its registration statement on Form N-1A in effect from time to time; and (v) compliance policies and procedures of the Trust as adopted by the Board;

(b) will, with respect to each Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of a Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of a Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;

(c) will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;

(e) will supply such information to the Trust and permit such compliance inspections by the Trust as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and

(f) will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-l under the 1940 Act.

5. REPRESENTATIONS OF THE TRUST. The Trust represents, warrants and agrees that it:

(a) has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c) has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Trust; (ii) the By-Laws of the Trust; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Funds and approving the form of this Agreement; and (iv) current copies of each Fund’s prospectus and statement of additional information. The Trust shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Adviser maintaining copies of any such records, including the performance records of each Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

8. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Trust to the Adviser, have no authority to act for or represent the Trust or a Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be of similar or different from that given to the Fund.

9. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

10. EXPENSES. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees, and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b) the Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisers.

11. COMPENSATION. Each Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses not otherwise excluded herein or waive all or a portion of its fee.

12. LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, statement of additional information, and advertising and sales materials), except for information supplied by the parties unaffiliated with the Adviser (including any Sub-Adviser) for inclusion therein. The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Trust’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(c) The Trust shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Trust’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Trust’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

13. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

14. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

15. AMENDMENT OF THIS AGREEMENT. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

16. ADDITIONAL SERIES. The amendment of Appendix A of this Agreement for the sole purpose of adding one or more Funds shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

18. USE OF THE NAME AND BRAND FOR THE FUND(S). The Adviser has consented to the use by each Fund of the name, brand, associated logo or trademark, or identifying word “North Square” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “North Square” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require any Fund to cease using “North Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

19. ADDITIONAL LIMITATION OF LIABILITY. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

20. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

21. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

EXCHANGE PLACE ADVISORS TRUST, on behalf of each Fund listed on Appendix A

By:
Name:
Title:

THE ADVISER:

NORTH SQUARE INVESTMENTS, LLC

By:
Name:
Title:

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

As of [   ]

Fund	Advisory Fee
North Square Spectrum Alpha Fund	0.20%
North Square Preferred and Income Securities Fund	0.75%
North Square Dynamic Small Cap Fund	0.90%
North Square Multi Strategy Fund	0.20%
North Square Strategic Income Fund	0.56%
North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)	0.70%
North Square Altrinsic International Equity Fund	0.80%
North Square McKee Bond Fund	0.24%
North Square Tactical Growth Fund	First $150 million 1.25% Over $150 million up to $500 million 1.00% Thereafter 0.85%
North Square Tactical Defensive Fund	First $150 million 1.25% Over $150 million up to $500 million 1.00% Thereafter 0.85%
North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)	0.38%
North Square Kennedy MicroCap Fund	1.20%
North Square Small Cap Value Fund	0.85%

APPENDIX B

Beneficial Owners of 5% or more of shares of

North Square Multi Strategy Fund

As of the Record Date (October 23, 2025), the persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund are listed below. The following record owners of the Fund and class held the share amounts and corresponding percentages indicated below, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund trustee or officer, as the case may be, is noted. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	Raymond James and Associates Inc. Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	254,791.4980	Record	16.12%
Class A	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB Plaza 2, 3rd Floor Jersey City, NJ 07311	228,926.2840	Record	14.48%
Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	111,372.7680	Record	7.04%
Class A	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 211 Main Street San Francisco, CA 94105-1901	99,899.9850	Record	6.32%
Class A	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	85,709.0130	Record	5.42%
Class I	Raymond James and Associates Inc. Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	72,645.5190	Record	17.90%
Class I	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	51,524.1000	Record	12.69%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	51,413.3260	Record	12.67%
Class I	Pershing LLC Mutual Fund Operations FBO Project National 95 Christopher Columbus Drive Jersey City, NJ 07302-2978	43,705.0190	Record	10.77%
Class I	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB Plaza 2, 3rd Floor Jersey City, NJ 07311	38,197.8980	Record	9.41%
Class I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	33,510.6470	Record	8.26%
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	29,578.0850	Record	7.29%
Class I	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	20,633.8070	Record	5.08%

PROXY **PROXY**

EXCHANGE PLACE ADVISORS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 19, 2025
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OH 45246

NORTH SQUARE MULTI STRATEGY FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above-mentioned Fund, hereby appoints Karen Jacoppo-Wood and Ian Martin, proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 at 2:00 PM Eastern Time, on December 19, 2025, and any adjournments or postponements thereof (the "Meeting"). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 279-2311** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/NorthSquare2025** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 19, 2025

P R OXY P ROXY EX C H A N G E PL AC E A D VISO R S TR U ST SPE C I A L MEETI N G O F S H A R E H O L D E R S T O B E H ELD D E C E MB E R 1 9 , 2 0 2 5 2 2 5 PI C T OR I A D RIVE, S U IT E 4 5 0, C I N C I N N A T I, O H 4 5 2 46 NOR TH SQ U A R E M U LT I S T RA TEGY F UN D T H IS P R OX Y IS B EI N G SO L IC IT ED B Y T H E B O AR D O F T RU STEE S . T h e u n d e rsig n ed h o ld er o f sha res o f t h e a b o v e - m e n tio n e d F u n d, h e re b y a p p oints K a ren Jacoppo - Wo od an d I a n M arti n , proxies f or t h e u n d ersig n e d , w ith f u ll p o w ers of s u bstit u tion a n d revocatio n , t o re p rese n t t h e u n d e rsig n ed a n d to vo t e on b e h alf of th e u n d ersig n ed all sh a res of b e n e ficial in t erest w hich t h e u n d ersig n ed is e n t itled to vot e at t h e S p e cial M e e ting o f Sh a re h old e rs o f t he F u n d to b e h e ld in p erson at t h e o f fices o f U lti m us F u n d S o lu t io n s, LL C , 2 2 5 Pict o ria D rive, S u ite 4 5 0 , C incin n a t i, Oh io 4 5 2 46 at 2 : 00 PM E ast e rn Ti me , on D ece m b er 1 9 , 2 0 2 5 , a nd a n y a d jo u r n m e n ts or p o st p o n e m e n t s t h ere o f ( t h e ” M e e tin g “) . In t h eir discre t io n , t he p roxy h old e rs n a m ed a b ove are a u t h orized to vot e u p o n s u ch o t h er m a t t e rs a s m ay p ro p erly com e b e f o re t h e m e e t i n g or a ny a djo u r n m e n ts or p ost p o n em e n ts . R E C EIPT O F T H E N O T I C E O F T H E SPE C I A L MEETI N G A N D T H E AC COMP A N Y I N G P R OX Y ST A TE M ENT IS H E R E B Y AC K N OW L E D GED . T H IS P R OX Y CA R D WILL B E VO T ED A S I N ST RUC TE D . IF N O SPE C IFI C A TION IS MAD E A N D T H E P R OXY CA R D IS EXE C U TE D , T H E P R OXY CA R D W ILL B E VO T E D “FO R ” T H E P R OP O S A L SET F OR TH O N T H E R EVE R SE . Da t e P L E A S E VO T E V IA TH E IN T E R N E T OR T E L E P HO N E OR M A RK, S IGN, D A TE A N D R E TU RN T HIS P R O X Y U S I N G T HE E N C L O SE D E NV E L O PE CONTIN U E D O N THE R E V E R S E S I D E EVERY SH A RE H OL D E R’S V OTE I S I M PO R T A N T! VOTE T H IS P R OXY C A R D TOD A Y ! THERE A R E 3 E A S Y W A Y S TO VOTE Y OUR PR O XY: 1. By P hone : Ca l l Oka p i P a r tners tol l - free at : (877) 279 - 2311 to v o te with a liv e p r o x y se r vice s repr e se ntat ive . Representativ e s a r e ava ilabl e to take yo ur vot e or to an swe r any questio n s Monday th r ough F r ida y 9 : 00 A M to 9 : 00 P M ( ES T) . OR 2. By I n te r ne t : Refer to yo ur p rox y c ard for the c ont r o l number and go to: www. O kapi V ote.com/No r th S qua r e2025 and fo llow the simpl e o n - sc reen i n st ructions. OR 3. By M ail: Sign , Date, and Retu r n this p r ox y ca r d using t h e en close d po sta g e - pa i d enve lop e. If p ossi b le, p lease u tilize o pti o n 1 or 2 to e ns ur e that y o ur v o te is r eceived a n d r e g is t e r ed in time f o r the me e ti n g o n December 1 9 , 2025 S H AR ES : No t e : P l e a s e d a t e an d s i g n e x a c tl y as t he na me ap p e a r s o n t h i s p r ox y c a r d . W h e n s ha r es a r e h e l d by j o i nt own e r s /t e n a n t s , at l e a s t o n e h o l d er s h ou l d s i g n . W h e n s i g n i n g i n a fi du c i a r y c a p a c i t y , s u c h as ex e c u t o r , a d m i n i s tr a t o r , tr u s t e e, a tt o r ne y , g ua r d i an e t c . , p l e as e s o i n d i c a t e . Co r po r a t e a nd p a rt n e r s h i p p r o x i e s s h ou l d be s i g n e d b y an au t ho ri ze d pe r s o n . S i g na t u r e ( s ) ( T i t l e ( s ) , i f a p p li c ab l e) CON T R O L #:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2025

THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/NORTHSQUARE

I N S TR U CTION S : TO V O T E , M A R K B L OC K S BE L O W IN B LUE O R B L A C K I N K A S S H OW N IN THIS E X A M P L E : X P L E A S E F O L D AL ONG TH E PE RF ORAT I ON, D E TA CH AND RE TU R N THE U P P ER P OR TION IN T HE E N C L O S E D E N VE L O PE . CONTIN U E D A ND T O B E S IG N E D O N R E V E R S E S IDE IMPO R T AN T N OTI C E R E G ARD I N G T H E A V A ILA B ILITY OF P R O X Y MA T ER I A LS F O R T H E SPE C I A L ME E TI N G OF S HAR E H OL D E R S TO BE H E LD ON D E C EMBE R 19, 2025 T H E N OTI C E OF SPE C I A L ME E TI N GS OF S HAR E H OL D E R S , P R O X Y S T A T E ME N T A N D P R O X Y CAR D AR E A V A ILA B LE A T : W W W.O K A P I V OT E . C O M/N O R T H S Q UAR E F OR AGA I N ST AB ST A IN 1 To a p prove a n e w invest m e n t a dvisory a gre em e n t (t h e ” N ew A d visory A g r e em e n t”) b e tw e e n t h e T r ust, on b e h alf o f t he Fu n d, a n d N o r th S q u a r e I n vest m e n t s, L L C ( ” N SI” ) , i nclu d ing a ch a n g e to t h e f e e p aya b le by t h e F u n d to N SI t h ere u n d e r . To tr a n sact suc h o t h er b usin e ss a s m ay p ro p erly com e b e f o re t h e S p ecial M e e ting or a ny a djo u rn m e n ts or p os t p o n em e n ts t h ere o f T H E B OA R D O F T RU STEES R E C O MM E N D S A VOTE ” F O R ” P R OPOS A L 1